Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                    Distribution Date: 8/15/2005

Section 5.2 - Supplement                                  Class A        Class B       Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00           0.00            0.00                    0.00

(ii)   Monthly Interest Distributed                      2,740,833.33     160,416.67      155,898.30            3,057,148.30
       Deficiency Amounts                                        0.00           0.00                                    0.00
       Additional Interest                                       0.00           0.00                                    0.00
       Accrued and Unpaid Interest                                                              0.00                    0.00

(iii)  Collections of Principal Receivables             83,760,831.14   4,759,138.13    6,662,793.39           95,182,762.66

(iv)   Collections of Finance Charge Receivables         8,023,954.06     455,906.48      638,269.07            9,118,129.61

(v)    Aggregate Amount of Principal Receivables                                                           32,553,647,159.43

               Investor Interest                       550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00
               Adjusted Interest                       550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

                                            Series
       Floating Investor Percentage             1.92%          88.00%          5.00%           7.00%                 100.00%
       Fixed Investor Percentage                1.92%          88.00%          5.00%           7.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.92%
               30 to 59 days                                                                                           1.29%
               60 to 89 days                                                                                           0.90%
               90 or more days                                                                                         1.89%
                                                                                                           ------------------
                                          Total Receivables                                                          100.00%

(vii)  Investor Default Amount                           3,385,345.45     192,349.17      269,288.84            3,846,983.47

(viii) Investor Charge-Offs                                      0.00           0.00            0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00           0.00            0.00                    0.00

(x)    Net Servicing Fee                                   458,333.33      26,041.67       36,458.33              520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  9.80%

(xii)  Portfolio Supplemented Yield                                                                                    9.80%

(xiii) Reallocated Monthly Principal                                            0.00            0.00                    0.00

(xiv)  Closing Investor Interest (Class A Adjusted)    550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

(xv)   LIBOR                                                                                                        3.38813%

(xvi)  Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xix)  Principal Investment Funding Shortfall                                                                           0.00

(xx)   Available Funds                                   7,572,843.87     429,864.81      601,810.74            8,604,519.42

(xxi)  Certificate Rate                                      5.98000%       6.16000%        4.13813%

-----------------------------------------------------------------------------------------------------------------------------

       By:
               ---------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                    Distribution Date: 8/15/2005

Section 5.2 - Supplement                                         Class A         Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00            0.00                   0.00

(ii)   Monthly Interest Distributed                             2,434,132.89      141,813.47      116,780.98           2,692,727.34
       Deficiency Amounts                                               0.00            0.00                                   0.00
       Additional Interest                                              0.00            0.00                                   0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal Receivables                    62,741,888.18    3,564,860.97    4,990,994.34          71,297,743.49

(iv)   Collections of Finance Charge Receivables                6,010,423.03      341,499.48      478,117.38           6,830,039.89

(v)    Aggregate Amount of Principal Receivables                                                                  32,553,647,159.43

               Investor Interest                              411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86
               Adjusted Interest                              411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86

                                                     Series
       Floating Investor Percentage                    1.44%          88.00%           5.00%           7.00%                100.00%
       Fixed Investor Percentage                       1.44%          88.00%           5.00%           7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.29%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.89%
                                                                                                                  ------------------
                                                    Total Receivables                                                       100.00%

(vii)  Investor Default Amount                                  2,535,826.87      144,080.30      201,720.06           2,881,627.23

(viii) Investor Charge-Offs                                             0.00            0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00                   0.00

(x)    Net Servicing Fee                                          343,319.17       19,506.67       27,310.37             390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.80%

(xii)  Portfolio Supplemented Yield                                                                                          10.79%

(xiii) Reallocated Monthly Principal                                                    0.00            0.00                   0.00

(xiv)  Closing Investor Interest (Class A Adjusted)           411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86

(xv)   LIBOR                                                                                                               3.38813%

(xvi)  Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Principal Investment Funding Shortfall                                                                                  0.00

(xx)   Available Funds                                          5,672,510.82      321,992.82      450,807.01           6,445,310.65

(xxi)  Certificate Rate                                             7.09000%        7.27000%        4.13813%

------------------------------------------------------------------------------------------------------------------------------------

       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President